Tesoro Petroleum Corporation

$215 Million Senior Subordinated Notes

October 2001

TESORO

FORWARD-LOOKING STATEMENTS

Except for historical and present factual statements, the statements in this presentation are forward-looking statements within the meaning of the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934, and include statements which are or may contain: (a) projections of revenues, earnings, earnings per share, capital expenditures, cash flows or other financial items; (b) statements of plans, goals and objectives for future operations, potential acquisitions and/or dispositions; (c) statements of future economic performance; or (d) statements of assumptions or estimates underlying or supporting the foregoing. These forward-looking statements are subject to a wide range of business risks, uncertainties and changes in circumstances that may cause actual results to differ materially, including, but not limited to, changes in general economic conditions, the timing and extent of changes in commodity prices and underlying demand for products, changes in the availability of and costs of crude oil, other refinery feedstocks and refined products, the direct or indirect effect on our business resulting from recent terrorist incidents, political developments in foreign countries, changes in the Company's inventory levels, changes in or in the interpretation of governmental laws and regulations and any legal or regulatory delays, adverse rulings, judgments, or settlements in litigation or other legal or tax matters, including unexpected environmental remediation costs in excess of any reserves, changes in the cost or availability of third-party vessels, pipelines or other means of transporting feedstocks or products, disruptions due to equipment interruption or failure at Company or third-party facilities, changes in fuel and utility costs for the Company's facilities, execution of planned capital projects, the Company's ability to make acquisitions and successfully integrate them into existing operations, the Company's ability to successfully complete dispositions, adverse changes in the credit ratings assigned to the Company's trade credit and debt instruments, the condition of capital markets, actions of customers or competitors, weather conditions, earthquakes or other natural disasters, and other factors beyond the Company's control. Actual results and outcomes often differ from expectations. For more information with respect to the foregoing, see the Company's Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any information contained herein or to publicly release the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances that occur, or which the Company becomes aware of, after the date hereof.

These materials are visual supplements to an oral presentation meant to illustrate points explained in the presentation, and as such, are inherently incomplete outside the context of the presentation. No person should rely solely on these materials in making any judgment concerning this offering.

OFFERING SUMMARY

ISSUER	Tesoro Petroleum Corporation
ISSUE	$215 million Senior Subordinated Notes due 2008
USE OF PROCEEDS	Repay the Capital Markets Term Loan of the Senior Secured Credit Facility, pay accrued interest, fees and expenses and for general corporate purposes
ASSUMED RATINGS	B1 / BB-
OPTIONAL REDEMPTION	Non-callable for 4 years
EQUITY CLAWBACK	Up to 35% of the Notes with the net proceeds of an equity offering
GUARANTORS	All current and future active domestic subsidiaries
COVENANTS	Covenants will "fall away" if the Notes are rated investment grade by both Moody's and S&P

TESORO

INVESTMENT HIGHLIGHTS

- Recent acquisition enhances geographic and cash flow diversity
- Demonstrated record of de-leveraging and commitment to attaining conservative financial policy
- Demonstrated record of increasing EBITDA
- Operations in attractive markets
- High impact internal growth initiatives
- Strong, experienced management team

TESORO

STRATEGY

- Focus on building a strong refining & marketing company in the western U.S.
  - Development centered around the acquisition of proprietary product supply
  - Designed to minimize cost and maximize marketing opportunities by linking and leveraging connected markets

TESORO

REFINERY CAPACITY GROWTH


Crude Oil Throughput Capacity
(Barrels Per Day)
72,000
AK
167,000
95,000
HI
275,000
108,000
WA
390,000
60,000
ND
55,000
UT
12/31/97
6/30/98
12/31/00
9/30/01

CORE MARKET REFINERY CAPACITY [a]


Thousand of Barrels Per Day
584
512
460
425
390
360
290
210
207
145
113
Chevron
BP Amoco (c)
Equilon
Valero (b)
Tesoro (c)
Phillips (d)
Koch
Williams
Exxon / Mobil
Frontier
Conoco

(a) Includes PADD V, PADD IV, ND, SD, NE, KS, NM, MN
(b) Pro forma pending merger with UDS
(c) Includes sale of BP's refineries to Tesoro
(d) Reflects Phillips' acquisition of Tosco

Derived from Oil and Gas Journal, Dec. 18, 2000

TESORO

ACQUISITION SUMMARY

- Acquired BP refining, marketing and distribution assets principally located in Utah and North Dakota
- $666 million, including inventory of $82 million
- LTM EBITDA of $181 million (including BP overhead allocations)
- Financed with debt
- Closed September 6, 2001 (with exception of crude pipeline)
- Immediately accretive to earnings and cash flow

TESORO

PRE ACQUISITION



Refinery
Terminal
Tesoro/Amoco Brand
Mirastar Brand
Product Pipeline
art is representative

POST ACQUISITION



Refinery
Terminal
Tesoro/Amoco Brand
Mirastar Brand
Product Pipeline
Crude Pipeline
3rd Party Product Pipeline
Gull Stations
(to close in 4Q01)

art is representative

INVESTMENT RATIONALE

- Positive industry environment
  - Tight supply/demand balance
  - More stringent product specifications
  - EPA requirements make capacity "creep" more difficult
  - High utilization rates
  - Long-term economic growth

TESORO

INVESTMENT RATIONALE

- Positive industry environment
- **Integrated refining and marketing business units increase size and scope of operations**

	BEFORE	AFTER
Refineries	3	5
Capacity (bpd)	275,000	390,000
Retail (# of branded stations)	≈300	≈630
LTM EBITDA ($ millions)*	$ 246	$ 431

* LTM is based on a rolling twelve-month basis for the period ended 6/30/2001

TESORO

INVESTMENT RATIONALE

- Positive industry environment
- Integrated refining and marketing business units increase size and scope of operations
- Earnings and cash flow diversification

TESORO

INVESTMENT RATIONALE

- Positive industry environment
- Integrated refining and marketing business units increase size and scope of operations
- Earnings and cash flow diversification
- Experienced at improving profitability in attractive markets
  - Margins

TESORO

MARGIN COMPARISON

3-2-1- Crack Spread [(a)]



$/bbl
Salt Lake City(b)
Mandan(b)
Houston(c)
$14.73
$12.50
$10.36 (5-Yr. Avg.)
$9.18
$8.04
$ 8.41 (5-Yr. Avg.)
$6.79
$3.66
$ 3.91 (5-Yr. Avg.)
(a) 3 bbls crude, 2 bbls OPIS Rack UNL, 1 bbl OPIS Rack #2
(b) Assumes Wyoming Sweet Crude
(c) Assumes WTI Crude
1996
1997
1998
1999
2000
2001*

* YTD through 8/28/01

TESORO

INVESTMENT RATIONALE

- Positive industry environment
- Integrated refining and marketing business units increase size and scope of operations
- Earnings and cash flow diversification
- Experienced at improving profitability in attractive markets
  - Margins
  - Potential financial improvement

TESORO

POTENTIAL FINANCIAL IMPROVEMENT

- **Crude Supply**
  - Currently reliable supply with flexibility to move to economic alternatives (i.e. Canadian crudes)
- **Manufacturing Projects**
  - Acquired units have been capital restricted
  - Several high impact projects are being evaluated
- **Marketing**
  - Serve strong, growing markets to provide base for retail expansion
  - Synergistic to growing Mirastar program and eastern Washington Tesoro brand expansion

TESORO

Refining Operations

TESORO

Washington System

OPERATIONS PROFILE

Refinery

- 108,000 bpd capacity
- Nelson complexity of 9.2

Major Units / Capacity	(bpd)
Crude Distillation	108,000
Vacuum Distillation	45,000
Catalytic Cracker	42,000
Catalytic Reformer	24,300
Naphtha Hydrotreater	31,800
Distillate Hydrotreater	28,000
Alkylation Unit	11,500
Cat Feed Hydrotreater	6,500
Butane Isom	3,400



Trans-
Mountain
Anacortes
Olympic

art is representative

WASHINGTON HEAVY OIL CONVERSION PROJECT

- Upgrades heavy oil to gasoline/distillates and reduces fuel oil production
- Will allow use of a wider range of heavy crudes
- Project cost (including capitalized interest) estimated at $100 million
- Initial operating profit expectation of $30 to $40 million annually
- Current estimate for twelve months ended 8/31/01 – $41 million in annual operating profit benefit
- Completed first stage of project (installation of a de-asphalting unit) in September 2001
- Completion during Anacortes FCC turnaround (end of 1Q 2002)

TESORO

Hawaii System

OPERATIONS PROFILE

Refinery

- 95,000 bpd capacity
- Nelson complexity of 4.9

22 miles of pipeline

Major Units	Capacity (bpd)
Crude Distillation	95,000
Vacuum Distillation	40,000
Catalytic Hydrocracker	18,000
Catalytic Reformer	13,000
Visbreaker	13,000
Naphtha Hydrotreater	11,000


Kapolei



art is representative

TESORO

Alaska System

OPERATIONS PROFILE

Refinery

- 72,000 bpd capacity
- Nelson complexity of 4.2

Pipeline

- 40 mbpd product pipeline

Major Units	Capacity (bpd)
Crude Distillation	72,000
Vacuum Distillation	16,500
Catalytic Hydrocracker	12,500
Catalytic Reformer	12,000
Naphtha Hydrotreater	12,000
Isomerization	4,000


Kenai

art is representative

TESORO

North Dakota System

OPERATIONS PROFILE

- **Refinery**
  - **Capacity: 60,000 bpd**
  - **Nelson complexity of 6.1**
- **5 Terminals**
- **Pipelines**
  - **700+ miles of crude gathering pipeline**
  - **Approximately 430 miles of product pipeline**


Jamestown
Moorhead
Mandan
Sauk Ctr.
Twin Cities
art is representative

MAJOR UNITS	CAPACITY (bpd)
Crude Unit	60,000
Fluid Cat Cracker	26,000
Reformer	12,100
Alkylation	4,400
Isomerization	5,000
Distillate Desulfurization	12,000

TESORO

NORTH DAKOTA CRUDE PROFILE

- Access to abundant, local supply source
- Ability to switch to Canadian crudes


Mandan
WILLISTON BASIN
art is representative

Historical Crude Slate

	1998	1999	2000
Total Crude (BPD)	53,600	53,000	49,000
Williston Basin	96%	99%	99%
Canadian Crude	4%	< 1%	< 1%

TESORO

NORTH DAKOTA DISTRIBUTION PROFILE

- Defines the eastern border of our core market and gives product exposure to a large, new market
- 85% of production distributed by our proprietary pipeline



Cenex
Jamestown
Moorhead
Mandan
Kaneb
Sauk Ctr.
Twin Cities
Williams
art is representative

Utah System

OPERATIONS PROFILE

- **Refinery**
  - **Capacity: 55,000 bpd**
  - **Nelson complexity of 5.3**
- **5 Terminals**

PRIMARY UNIT	CAPACITY (bpd)
Crude Unit	55,000
Cat Cracker	20,500
Reformer	11,600
Alkylation	6,000


Pasco
Chevron
Boise
Pocatello
Burley
Salt Lake City

art is representative

TESORO

UTAH CRUDE PROFILE

- **Multiple sources of crude and supply routes**

Historical Crude Slate

	1998	1999	2000
Total Crude (BPD)	45,200	47,700	47,900
Domestic	68%	61%	65%
Canadian	32%	31%	13%
Syncrude	——	8%	22%


Express PL
Western Corridor System
Frontier PL
BLACK WAX
Amoco "U" PL
Salt Lake City
RANGELY CRUDES

art is representative

TESORO

UTAH DISTRIBUTION PROFILE

- A tremendous platform for growth in the heart of our market
- Large and growing local market
- Pipeline and terminal network into our existing eastern Washington market


Pasco
Chevron
Boise
Pocatello
Burley
Salt Lake City

art is representative

TESORO

Retail Operations

TESORO

BRANDED RETAIL MARKETING

TESORO

2GO TESORO

Mirastar

POST ACQUISITION



Refinery
Terminal
Tesoro/Amoco Brand
Mirastar Brand
Product Pipeline
Crude Pipeline
3rd Party Product Pipeline
Gull Stations
(to close in 4Q01)

art is representative

RETAIL GROWTH



Number of Locations
Mirastar
Company Owned
Jobber
244
62
182
276
20
63
193
690
65
125
500
800
12/31/99
12/31/00
2001e
2002 Target

NORTH DAKOTA RETAIL SYSTEM

- 12 branded company-owned
  - C-Stores
  - Average 110,000 gallons/month
- 91 branded jobber sites
  - Average 92,000 gallons/month


Jamestown
Moorhead
Mandan
Sauk Ctr.
Twin Cities

art is representative

TESORO

UTAH RETAIL SYSTEM

Retail

- 31 branded Company owned
  - C-Stores
  - Average 100,000 gallons/month
- 202 branded jobber sites
  - Average 74,000 gallons/month



Pasco
Chevron
Boise
Pocatello
Burley
Salt Lake City

art is representative

TESORO

GULL

- 37 retail stations
- 9 card lock facilities
- Expect to close in 4Q01
- Synergistic with Utah system


Chevron
Mandan
Refinery
Terminal
Branded Retail
Crude Pipeline
Product Pipeline
3rd Party Product Pipeline
Gull Stations
(to close in 4Q01)
art is representative

MIRASTAR BRAND PROGRAM

468 Wal-Mart Stores at 12/31/00

46 Mirastar Stations at 8/31/01



32
4
26
1
16
6
11
0
8
0
9
1
9
2
6
0
129
1
18
2
19
5
42
6
21
0
7
51
43
5
22
6
6
0
TESORO

MIRASTAR BRAND PROGRAM

Number of Sites as of 8/31/01


57
IN DEVELOPMENT
5
UNDER CONSTRUCTION
46
26 ADDED YTD2001
20 at YE2000
IN OPERATION
60-70
ESTIMATE FOR SITES IN OPERATION BY YE2001
110-130
GOAL FOR SITES IN OPERATION BY YE2002

Financial Highlights

TESORO

FINANCIAL GOALS

- Quickly reduce debt to capital ratio below 50%
- Achieve additional earnings growth through
  - Current investment programs
  - Experience in improving profitability in attractive markets
  - Possibility for margin expansion relative to mid-cycle
- Improve stock price
- Continue to pursue organic growth and growth through acquisitions

TESORO

FINANCIAL HIGHLIGHTS

Demonstrated record of increasing EBITDA

Historical EBITDA[a]



($ millions)
$8
$27
$66
$132
$202
$431
1996
1997
1998
1999
2000
2001PF[b]

(a) From continuing operations

(b) Pro forma for the 12 months ended June 30, 2001.

FINANCIAL HIGHLIGHTS

Demonstrated Record of De-Leveraging

Historical Debt to EBITDA



3.2x
2.4x
1.3x
0.5x
1.3x
3.6x
1.7x
1.5x
2.8x
1993
1994
1995
1996
1997
1998
1999
2000
2001PF(a)

(a) Pro forma for the 12 months ended June 30, 2001.

IMPROVE STOCK PRICE



$2.36
$ .13
$2.23
$.58
$1.65
$.65
$1.00
$1.95
$1.61 average
$1.20
Base Operations Mid-Cycle* (2 years)
BP Refinery Acquisitions Mid-Cycle* (5 years)
Heavy Oil Conversion Project (LTM)
Retail
2002 Analyst Consensus**

* Mid-Cycle is defined as the average annual refining margin for the two-year period ended 12/31/00 for the Alaska, Hawaii and Washington systems and the average annual refining margin for the five-year period ended 12/31/00 for the Utah and North Dakota systems

** Per First Call posting on October 18, 2001

TESORO

EARNINGS PER SHARE MARGIN SENSITIVITY


$1.29
$2.36
$3.66
Margin Assumption
Mid-Cycle - 8% (≈1999)
Mid-Cycle
Mid-Cycle + 11% (≈2000)

TESORO

CAPITAL EXPENDITURES

($ millions)	1999[a] Actual	2000 Actual	2001 Budget	2002 Estimate
Retail	$ 18	31	59	60-65
Refining				
Economic	31	34	81	33-37
Sustaining	9	10	28	22-28
Other	14	13	12	15-20
Marine Services	2	3	5	4-5
Corporate	11	3	10	16-20
	$ 85	94	195	150-175

(a) Continuing Operations

TESORO

ABILITY TO REDUCE DEBT


Free Cash Flow
($ Millions)
$55
$100
$155
Margin Assumption
Mid-Cycle - 8% (≈1999)
Mid-Cycle
Mid-Cycle + 11% (≈2000)

Assumes capital expenditure of $162 million

TESORO

SOURCES AND USES OF FUNDS

($ millions)	SOURCES		USES
Senior Subordinated Notes	$ 215.0	Capital Markets Term Loan Principal & Interest	$ 203.4
		Transaction Fees and Expenses	6.8
		General Corporate Purposes	4.8
	$ 215.0		$ 215.0

PRO FORMA CAPITALIZATION

as of June 30, 2001

($ millions)

	PRO FORMA[(a)]	PRO FORMA AS ADJUSTED[(b)]
Long Term Debt:		
Senior Secured Credit Facility	$ 879	$ 679
9% Senior Subordinated Notes due 2008	297	297
New Senior Subordinated Notes	-	215
Other Debt	10	10
TOTAL DEBT	1,186	1,201
Common Stockholders' Equity	722	722
TOTAL CAPITALIZATION	$1,908	$1,923

(a) Pro forma for the acquisitions and our new Senior Secured Credit Facility

(b) Pro forma as further adjusted for this offering

KEY CREDIT STATISTICS

Ratios

	RATIOS	
	ACTUAL	PRO FORMA
Total Debt / Total Capitalization	33%	62%
Total Debt / LTM EBITDA	1.4x	2.8x*
Senior Debt / LTM EBITDA	0.2x	1.6x*
LTM EBITDA / LTM Interest Expense	8.5x	5.0x*

* LTM is based on a rolling twelve-month basis for the period ended 6/30/2001

INVESTMENT HIGHLIGHTS

- Recent acquisition enhances geographic and cash flow diversity
- Demonstrated record of de-leveraging and commitment to attaining conservative financial policy
- Demonstrated record of increasing EBITDA
- Operations in attractive markets
- High impact internal growth initiatives
- Strong, experienced management team

TESORO